SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 17, 2003



                           Automatic Data Processing, Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                         1-5397                        22-1467904
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   (State or other                  (Commission                   (IRS Employer
   jurisdiction of                  File Number)                  Identification
   incorporation)                                                 No.)



 One ADP Boulevard, Roseland, New Jersey                               07068
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 (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (973) 974-5000
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                                   N/A
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        (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits

(c)      Exhibits

            Exhibit Number                   Description
            --------------   ---------------------------------------------------
            99.1             Press Release dated April 17, 2003, issued by
                             Automatic Data Processing, Inc. (the "Registrant").

Item 9.  Regulation FD Disclosure

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

         On April 17, 2003, the Registrant issued a press release announcing the Registrant's financial results for the third fiscal quarter ended March 31, 2003. A copy of the Registrant's press release is attached hereto as Exhibit
99.1 and hereby incorporated by reference. The information in this Form 8-K is being furnished under Item 9 and Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 17, 2003

                                AUTOMATIC DATA PROCESSING, INC.


                                By:  /s/  James B. Benson
                                   ----------------------------------------
                                   Name:  James B. Benson
                                   Title: Corporate Vice President

                                  Exhibit Index
                                  -------------

        Exhibit Number                    Description
        --------------      -----------------------------------------------
            99.1            Press Release dated April 17, 2003, issued by
                            Automatic Data Processing, Inc.